UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2024

Investcorp AI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Century Yard, Cricket Square
Elgin Avenue
P.O. Box 1111, George Town
Grand Cayman, Cayman Islands	KYI-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01.	Regulation FD Disclosure.

On October 28, 2024, Investcorp AI Acquisition Corp. (“SPAC” or “IVCA”) and Bigtincan Holdings Limited (“Bigtincan” or the “Company”) issued a joint press release (the “Press Release”) announcing the release of a question and answer webcast (the “Webcast”) in connection with the previously announced Business Combination Agreement (the “BCA”) and Scheme Implementation Deed (the “SID”), each dated October 21, 2024, by and among SPAC, the Company, Bigtincan Limited, a Cayman Islands exempted company (“Pubco”), and BTH Merger Sub Limited, a Cayman Islands exempted company and direct, wholly owned subsidiary of Pubco (“Merger Sub”). The BCA and SID were announced on SPAC’s Current Report on Form 8-K filed with the SEC on October 21, 2024.

A copy of the Press Release relating to the Webcast is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the Webcast script (the “Webcast Script”) that was used to discuss the transactions contemplated by the BCA and SID (the “Transaction”) described above and referenced in the Press Release.

The information in this Item 7.01, including each of Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of the Company or the SPAC and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from assumptions. Many actual events and circumstances are beyond the control of the Company or the SPAC. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transaction, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction, the risk that the Transaction disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transaction, the risk that the Transaction does not close in the first quarter of 2025 or at all, changes in applicable laws or regulations, the possibility that the Company or the SPAC may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of the Company Shareholders of the Transaction is not obtained, the risk that the approval of the shareholders of SPAC for the Transaction is not obtained, the risk that the PIPE Investment (as such term is defined in the BCA) is not completed prior to the closing of the Transaction or at all, the risk that even if the PIPE Investment is completed, it will not be sufficient to fund the execution of Pubco’s business plan, the amount of redemption requests made by the SPAC’s shareholders and the amount of funds remaining in the SPAC’s trust account after the satisfaction of such requests, the Company’s and the SPAC’s ability to satisfy the conditions to closing of the Transaction, the risks discussed in the Company’s public reports filed with the Australian Securities Exchange (the “ASX”), and the risks discussed in the SPAC’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses and other filings that Pubco, SPAC and/or the Company intend to file with the SEC or the ASX in connection with the Transaction. If any of these risks materialize or the Company’s or the SPAC’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company or the SPAC presently know or that the Company or the SPAC believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and the SPAC’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and the SPAC anticipate that subsequent events and developments may cause their assessments to materially change. The Company and the SPAC specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s or the SPAC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed Transaction involving Pubco, the SPAC and the Company. In connection with the Transaction, Pubco intends to file wit the SEC a registration statement on Form F-4 (the “Registration Statement”) containing a preliminary proxy statement of SPAC and a preliminary prospectus of Pubco and after the Registration Statement is declared effective, SPAC will mail a definitive proxy statement/prospectus and proxy cards relating to the Transaction to its shareholders entitled to vote at the extraordinary general meeting to be called by SPAC related to the proposed Transaction. This Form 8-K, the Press Release, and the Webcast are not substitutes for the Registration Statement, such proxy statement/prospectus, or any other document that Bigtincan, Pubco, or SPAC may file with the SEC or ASX or send to their respective shareholders in connection with the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. SPAC’s shareholders, Bigtincan’s shareholders, and other interested persons are advised to reach, when available, the Registration Statement, the preliminary proxy statement/prospectus, and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about Bigtincan, Pubco, SPAC, and the Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the Transaction will be mailed to shareholders of SPAC as of a record date to be established for voting on the Transaction. SPAC’s shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, on SPAC’s website at www.investcorpspac.com/ or by directing a request to Investcorp AI Acquisition Corp., Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, George Town, Grand Caymon, Cayman Islands KY-1102 (phone number +1 (345) 949-5122).

No Offer or Solicitation

SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the Transaction. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of SPAC’s executive officers and directors by reading SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its subsequent filings under the U.S. Securities Exchange Act of 1934, as amended, the Registration Statement, and the proxy statement/prospectus when it becomes available, and other relevant materials that will be filed with the SEC in connection with the proposed Transaction when they become available. Information concerning the interests of the SPAC’s participations in the solicitation, which may, in some cases, be different than those of the SPAC shareholders generally, will be set forth in the proxy statement/prospectus relating to the proposed Transaction when it becomes available. Bigtincan, Pubco, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of SPAC in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the Registration Statement and the proxy statement/prospectus for the Transaction when available.

Investment in any securities described in this Form 8-K, the Press Release, and the Webcast have not been approved or disapproved by the SEC, any state securities commission, or any other regulatory authority not has any authority passed upon or endorsed the merits of the Transaction or the accuracy or adequacy of the information contained in this Form 8-K, the Press Release, or the Webcast. Any representation to the contrary is a criminal offense.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 28, 2024

99.2	Webcast Script, dated October 28, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024	Investcorp AI Acquisition Corp.

	By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer and Director